RECORDING REQUESTED BY AND
WHEN RECORDED MAIL TO

Steven G. Small, Esq.
Levy, Small & Lallas
815 Moraga Drive
Los Angeles, California  90049



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                                    DEED OF TRUST

              WITH ASSIGNMENT OF RENTS AND ACCELERATION IN EVENT OF SALE

                                AND SECURITY AGREEMENT



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             THIS DEED OF TRUST is made effective on July 3, 1996, among

                                      QAD, INC.,
                              a California corporation,

                       herein called TRUSTOR, whose address is
                                    6450 Via Real
                           Carpinteria, California  93013,

                                CHICAGO TITLE COMPANY,
                              a California corporation,

                              herein called TRUSTEE, and

                              GREYROCK BUSINESS CREDIT,
                  a Division of NationsCredit Commercial Corporation

                     herein called BENEFICIARY, whose address is
                           300 Continental Blvd.  Suite 200
                            El Segundo, California  90245

WITNESSETH: That TRUSTOR irrevocably GRANTS, TRANSFERS and ASSIGNS to TRUSTEE, IN TRUST, WITH THE POWER OF SALE, all the property in SANTA BARBARA County, California described as set forth on Exhibit A attached hereto and incorporated herein by this reference (the "Property"), including without limitation all of the following, whether now existing or hereafter arising: all buildings, structures, and improvements now or hereafter thereon, and all appurtenances, easements, rights and rights of way, water and water rights, pumps and pumping plants, pipes, flumes and ditches thereunto belonging or in anywise appertaining, and all shares of stock evidencing the same; all fixtures, building materials, machinery, machines, motor vehicles, tools, parts, equipment, pumps, engines, motors, boilers, incinerators, inventory, supplies, goods, systems for the supply or distribution of heat, air conditioning, electricity, gas, water, air, light, fuel or refrigeration or for ventilating purposes or for sanitary or draining purposes or for the exclusion of vermin or insects or for the removal of dust, refuse or garbage, elevators, escalators, and related machinery and equipment, fire prevention and extinguishing equipment, security and access control equipment, plumbing, showers, bath tubs, water heaters, toilets, sinks, stoves, ranges, refrigerators, dishwashers, disposals, laundry equipment, wall, window and floor coverings, partitions, doors, windows, awnings, hardware, waste and rubbish removal equipment, recreational equipment, signs, furniture, furnishings, appliances, ovens, antennas, telephone equipment, office equipment and supplies, plants, carpets, rugs, sculptures, artwork, mirrors, tables, lamps, beds, television sets, light fixtures, chandeliers, desks, cabinets, bookcases, chairs, sofas, benches, and janitorial and maintenance equipment and supplies, and all substitutions, accessories, accessions, replacements, improvements, and additions to any or all of the foregoing; all of the items and things so specified being hereby declared to be, and in all circumstances shall be construed to be, for and in connection with the purposes and powers of this Deed of Trust, things affixed to and a part of the realty described herein, the specific enumerations herein not excluding the general; and also absolutely assigns all of the tolls, earnings, incomes, rents, issues and profits of any and all of the aforesaid property (subject, however, to the right, power and authority hereinafter given to and conferred upon Trustor to collect and apply such rents, issues and profits); and all of the estate, interest, and all other claims and demands including insurance, as well as at law and in equity, which Trustor now has or may hereafter acquire, in and to, or relating to, the aforesaid property; and all condemnation awards, security deposits, utility deposits, and real property tax and insurance rebates and refunds;

    FOR THE PURPOSE OF SECURING THE FOLLOWING (collectively, the "Secured Obligations"): (1) performance of each agreement of Trustor contained in this Deed of Trust; and (2) the payment and performance of all indebtedness, liabilities, representations, warranties, guaranties, and other obligations of Trustor to Beneficiary, whether now existing or in any manner hereafter arising, however evidenced, whether as principal, guarantor or otherwise, whether direct or indirect, absolute or contingent, joint or several, due or not due, primary or secondary, liquidated or unliquidated, original, renewed, or extended, whether arising directly or acquired from others, including but not limited to, all present and future indebtedness, liabilities, representations, warranties, guaranties, and other obligations of Trustor under or in connection with the
following:   that certain SECURED PROMISSORY NOTE DATED JULY 3, 1996 made by
Trustor to the order of Beneficiary in the original principal amount of $4,000,000; that certain LOAN AND SECURITY AGREEMENT DATED JULY 3, 1996 between Trustor and Beneficiary; and (3) any and all amendments, modifications, renewals, supplements, replacements and extensions of any of the foregoing, including but not limited to amendments, modifications, renewals, supplements, replacements and extensions which are evidenced by new or additional instruments, documents or agreements or which change the rate of interest on any obligations secured hereby or any other term or provision thereof. (The documents, instruments and agreements referred to in this paragraph are collectively referred to herein as the "Loan Documents.")

    1. COVENANTS. For the purpose of protecting and preserving the security of this Deed of Trust, Trustor promises and agrees at its sole cost and expense as follows:
    1.1 COVENANTS REGARDING THE PROPERTY. Trustor agrees: (a) To keep all buildings, structures, and other improvements now or hereafter situate upon the Property at all times entirely free of dry rot, fungus, termites, beetles, and all other wood-boring, wood-eating and/or harmful or destructive insects, and in all respects to properly care for and keep all of the Property including without limitation all such buildings, structures and other improvements in good condition and repair; (b) not to remove, demolish, or substantially alter (except such alterations as may be required by laws, ordinance, or regulations) any building, structure or improvement thereon; (c) to complete promptly and in good workmanlike manner any building or other improvement which may be constructed on the Property, and (whether or not any insurance proceeds are sufficient for such purpose) promptly to repair and restore in like manner any building or other improvement thereon which may be damaged or destroyed, and to pay when due all claims for labor performed and materials furnished therefor, to complete such construction in accordance with plans and specifications approved in advance in writing by Beneficiary, and to allow Beneficiary to inspect said property at all times during construction, to replace any work or materials unsatisfactory to Beneficiary within fifteen calendar days after written notice from Beneficiary of such fact (which notice may be given to Trustor by registered mail sent to his last known address or by personal service of the same) and Trustor shall not permit work on the construction of such improvements to cease for any reason whatsoever for a period of fifteen (15) calendar days or more; (d) to comply with all laws, ordinances, regulations, conditions, and restrictions now or hereafter affecting the Property or any part thereof or requiring any alterations or improvements to be made thereon; (e) not to commit or permit any waste or deterioration of the Property; (f) not to commit, suffer or permit any act to be done in or upon the Property in violation of any law or ordinance; (g) to cultivate, irrigate, fertilize, fumigate, prune and keep in good condition all grounds and landscaping appurtenant to the Property; (h) to obtain the prior written approval of Beneficiary of any person or firm to be retained as property manager of the Property and to include a provision in any property management agreement that it is cancelable upon sixty (60) days' prior written notice from Beneficiary if an event of default (as hereinafter defined) occurs; and (i) to do any other act or acts, all in a reasonably timely and proper manner, which, from the character or use of the Property, may be reasonably necessary to protect and preserve said security, the specific enumerations herein not excluding the general.

    1.2 INSURANCE. Trustor shall provide and maintain insurance covering all buildings, structures, and improvements now situate or which may be hereafter erected or placed upon the Property, against such hazards as Beneficiary may require (including without limitation fire and extended coverage insurance and earthquake insurance), in an amount equal to the full insurable value thereof (on a replacement cost basis), in form and with insurers satisfactory to and with loss payable to Beneficiary; maintain comprehensive general public liability and property damage insurance, in such amount as Beneficiary may from time to time require, insuring Beneficiary if it so requests; and maintain business interruption and rent loss insurance, if required by Beneficiary, in Beneficiary's sole and absolute discretion, in an amount equal to not less than the total of principal, interest, taxes, assessments and insurance premiums payable under the Loan Documents and this deed of trust for a six (6) month period, unless otherwise agreed to in writing by Beneficiary to the contrary.
If the premises are now, or at any time during the term of the note shall be, situated in an area which the Federal Insurance Administration or any other governmental authority designates as a flood or mud slide hazard area or the like, Trustor shall, unless otherwise agreed to in writing by Beneficiary, obtain and maintain in force at all times insurance against loss or damage by flood or mud slide in such amount as Beneficiary may require, but no amount in excess of the maximum legal limit of coverage, if any, shall be so required. Except as specifically provided herein to the contrary, each policy of insurance required to be secured, kept and maintained by Trustor pursuant to this paragraph shall be with such companies, contain such terms and endorsements and be in such amount(s) as Beneficiary, in Beneficiary's sole and absolute discretion, may require. All such insurance policies shall contain a standard non-contributory mortgagee clause in favor of Beneficiary and shall also contain a provision requiring at least thirty (30) days' notice to Beneficiary prior to any cancellation or modification. Trustor shall deliver to Beneficiary the policy or policies, or a certificate thereof in all respects satisfactory to Beneficiary, at Beneficiary's election, evidencing all insurance as required to be maintained by Trustor pursuant to this paragraph, together with an executed copy of the mortgagee clause to each policy as required herein, and receipts for the payment of premiums thereon. Trustor agrees to pay all premiums on such insurance and give Beneficiary satisfactory evidence of renewal of all such policies with premiums paid at least thirty (30) days before expiration. Trustor shall annually, at least thirty (30) days prior to the renewal of any fire and extended coverage policy, furnish to Beneficiary evidence of the full insurable value of the Property, which evidence shall be in form and substance in all respects satisfactory to Beneficiary as determined by Beneficiary, in Beneficiary's sole and absolute discretion. Trustor shall not permit any condition to exist on or with respect to the Property which would wholly or partially invalidate any insurance thereon. Beneficiary shall not by the fact of approving, disapproving, accepting, preventing, obtaining or failing to obtain any such insurance incur any liability for the form or legal sufficiency of insurance contracts, solvency of insurers, or payment of losses, and Trustor hereby expressly assumes full responsibility therefor and any liability, to, or of, Beneficiary, if any, thereunder. Effective upon any default hereunder, all of Trustor's right, title and interest in and to all such policies of insurance and any unearned premiums paid thereon are hereby assigned to Beneficiary, who shall have the right, but not the obligation, to assign the same to any receiver of the Property or any purchaser of the Property, or any part thereof, at any foreclosure sale, and Beneficiary is hereby irrevocably appointed attorney-in-fact for Trustor to so assign and transfer said policies. In the event of any loss covered by any insurance policy maintained by Trustor, Trustor shall give immediate written notice thereof to Beneficiary, and the amount collected under any such policy of insurance may, at the sole option of Beneficiary, be applied by Beneficiary upon any of the Secured Obligations in such order as Beneficiary may determine, or said amount or any portion thereof may, at the sole option of Beneficiary, be used in accordance with Paragraph 16 below in replacing or restoring the improvements partially or totally destroyed to a condition satisfactory to Beneficiary, in which event neither Trustee nor Beneficiary shall be obligated to see to the proper application thereof, and the amount so used shall not be deemed a payment on any of the Secured Obligations. Such application and/or use shall not cure or waive any default or notice of default hereunder or invalidate any act done pursuant to such notice; any unexpired insurance and all returnable insurance premiums shall inure to the benefit of, and pass to, the purchaser of the Property covered thereby at any trustee's sale held hereunder.

    1.3 DEFENSE OF ACTIONS. Trustor shall appear in and defend any action or proceeding affecting or purporting to affect the security of this Deed of Trust, and/or any additional or other security for any of the Secured Obligations, the interest, rights, powers, and/or duties of Trustee and/or Beneficiary hereunder, it being agreed, however, that Beneficiary and Trustee, or either of them, at their or its option, may appear in and defend any such action or proceeding and/or may commence any action or proceeding deemed necessary by it or them to perfect, maintain, or protect such interest, rights, powers, and/or duties, all in such manner and to such extent as to them seem fit, and Beneficiary is authorized to pay, purchase, or compromise on behalf of Trustor any encumbrance or claim which in its judgment appears or purports to affect the security hereof or to be superior hereto; Trustor shall pay all costs and expenses, including cost of evidence of title and attorneys' fees in a reasonable sum, in any action or proceeding in which Beneficiary and/or Trustee may appear.

    1.4 EVIDENCE OF TITLE. Trustor shall deliver forthwith to Beneficiary upon request any and all certificates or other evidence of title which the Trustor may secure through any proceeding for the registration of the title to the Property, or otherwise, to be held by it during the term of this Deed of Trust.

    1.5 TAXES AND OTHER PAYMENTS. Trustor shall (a) pay, and submit to Beneficiary, at least 10 days before default or delinquency, a receipt evidencing payment of, all taxes and assessments affecting the Property, and any accrued interest, cost and/or penalty thereon; (b) pay when due all encumbrances (including any debt secured by deed of trust), ground rents, liens, and charges, with all interest, fees and penalties, which now or hereafter appear to be a lien on or affect all or any part of the Property; (c) pay when due all costs, fees and expenses of these Trusts, including cost of evidence of title and Trustee's fees in connection with sale, whether completed or not, which amounts shall become due upon delivery to Trustee of a Declaration of Default and Demand for Sale, as hereinafter provided; (d) pay when due all charges for utilities and services relating to the Property.

    1.6 ASSESSMENTS. Trustor shall pay all assessments against the Property at least 10 days before any assessment, penalty, bond or bonds could or would be issued in connection therewith.

    1.7 WATER. Trustor shall pay at least 10 days before delinquency all assessments (including any interest, costs and penalties) upon any water stock covered hereby or used in connection with the Property, and all rents, assessments or charges for water available to or used in connection with the Property and/or for the flumes, ditches, pipes or aqueducts in which such water may be furnished or delivered.

    1.8 EXPENSES. Trustor shall pay immediately without demand, all sums expended and expenses incurred by Trustee and/or Beneficiary, including attorney's fees, under any of the terms of, or relating in any way to, this Deed of Trust or the other Loan Documents, with interest from date of expenditure at the highest interest rate accruing on any of the Secured Obligations.

    1.9 RECORDS AND REPORTS. Trustor shall keep and maintain, in the county in which the Property is located, complete and accurate books of account and records reflecting the results of the operation of the Property and Trustor's financial condition, together with copies of all written contracts, leases, and other instruments affecting the Property. Beneficiary shall have the right at all times to examine all such books, records, contracts, leases and other instruments and to make copies thereof. Trustor shall provide to Beneficiary annual financial statements with respect to the operations of the Property, showing all items of income and expense with respect to the Property, and annual financial statements with respect to Trustor, in each case within 90 days after the end of Trustor's fiscal year. All such financial statements shall be certified to be true, complete and correct by Trustor (or, if Trustor is a corporation, by Trustor's chief financial officer). Trustor shall provide such additional information and reports concerning the Property and Trustor's financial condition as Beneficiary shall from time to time request.

    1.10 ENVIRONMENTAL MATTERS. Trustor represents and warrants that neither Trustor nor, to the best knowledge of Trustor, any other person, has ever caused or permitted any "Hazardous Material" (as hereinafter defined) to be incorporated in or disposed of on, under or at the Property or any part thereof or any other real property legally or beneficially owned (or any interest or estate in which is owned) by the Trustor, and neither the Property nor any part thereof, nor any other real property legally or beneficially owned (or any interest or estate in which is owned) by the Trustor has ever been used (whether by the Trustor or, to the best knowledge of the Trustor, by any other person) as a dump site or storage (whether permanent or temporary) site for any Hazardous Material. The Trustor hereby agrees to indemnify and defend the Beneficiary and hold the Beneficiary harmless from and against any and all losses, liabilities, damages, injuries, costs, expenses and claims of any and every kind whatsoever paid, incurred or suffered by, or asserted against, the Beneficiary for, with respect to, or as a direct or indirect result of, the presence on or under, or the escape, seepage, leakage, spillage, discharge, emission, discharging or release from the Property of any Hazardous Material (including, without limitation, any losses, liabilities, damages, injuries, costs, expenses or claims asserted or arising under the Comprehensive Environmental Response, Compensation and Liability Act, any so-called "Superfund" or "Superlien" law, or any other federal, state or local statute, law, ordinance, code, rule, regulation, order or decree regulating, relating to, or imposing liability or standards of conduct concerning, any Hazardous Material), regardless of whether or not caused by, or within the control of, the Trustor. For purposes of this Deed of Trust, "Hazardous Material" means and includes any hazardous, toxic or dangerous waste, substance or material defined as such in (or for purposes of) the Comprehensive Environmental Response, Compensation and Liability Act, any so-called "Superfund" or "Superlien" law, or any other federal, state or local statute, law, ordinance, code, rule, regulation, order or decree regulating, relating to, or imposing liability or standards of conduct concerning, any hazardous, toxic or dangerous waste, substance or material, as now or at any time hereafter in effect. If Trustor receives any notice of (i) the happening of any event involving the use, spill, discharge or clean-up of any Hazardous Material or
(ii) any complaint, order, citation or notice with regard to air emissions, water discharges, noise emissions or any other environmental, health or safety matter affecting the Trustor (an "Environmental Complaint") from any person or entity, including, but not limited to, the United States Environmental Protection Agency ("EPA"), then the Trustor shall give within seven (7) business days both oral and written notice of the same to the Beneficiary. Upon the Beneficiary's receipt of any notice from any person or entity, including, but not limited to, the EPA, asserting the existence of any Hazardous Material on, or an Environmental Complaint pertaining to the Property which, if true, could result in an order, suit or other action against Trustor and/or any part of the Property by any governmental agency or otherwise which, in the sole opinion of the Beneficiary, could jeopardize its security under this Deed of Trust, the Beneficiary shall have the right, but not the obligation, to exercise any of its rights and remedies under this Deed of Trust or to enter onto the Property or to take such other actions as it deems necessary or advisable to clean up, remove, resolve or minimize the impact of, or otherwise deal with, any such Hazardous Material or Environmental Complaint. Any and all sums expended by the Beneficiary for such purposes, together with interest thereon at the highest rate accruing on any of the Secured Obligations until paid, shall be immediately due and payable by Trustor to Beneficiary and shall be indebtedness secured by this Deed of Trust.

    2. FAILURE TO PAY OR PERFORM. Should Trustor fail or refuse to make any payment or do any act which it is obligated hereunder to make or do, at the time and in the manner herein provided, then Trustee and/or Beneficiary, each in its discretion, each being hereby made the judge of the legality thereof, may, without notice to or demand upon Trustor, and without releasing Trustor from any obligation hereof or waiving any default, make or do the same in such manner and to such extent as either may deem necessary to protect the security hereof, either Trustee or Beneficiary being authorized to enter upon and take possession of the Property for such purposes, and/or pay, purchase, contest or compromise any claim, debt, lien, charge or encumbrance which in the judgment of either may affect or appear to affect the security of this Deed of Trust, the interest of Beneficiary or the rights, powers and/or duties of Trustee and/or Beneficiary hereunder. Neither Trustee nor Beneficiary shall be under any obligation to make any of the payments or do any of the acts above mentioned in this Section 2. All sums expended by Trustee or Beneficiary in exercising any right, privilege or remedy under this Deed of Trust, including but not limited to costs of survey, evidence of title, court costs and attorneys' fees, together with interest from the date of expenditure at the highest rate accruing on any of the Secured Obligations, shall be due from Trustor on demand and shall be secured by this Deed of Trust.

    3. CONDEMNATION. Immediately upon its obtaining knowledge of the institution or the threatened institution of any condemnation, eminent domain, change of grade or other governmental proceeding affecting the Property, or any part thereof, Trustor shall give written notice thereof to Beneficiary. Trustor shall then, if requested by Beneficiary, file or defend its claim thereunder and prosecute same with due diligence to its final disposition and shall cause any awards or settlements to be paid over to Beneficiary for disposition pursuant to the terms of this Deed of Trust. Trustor may be the nominal party in such proceeding, but Beneficiary shall be entitled to participate in and to control same and to be represented therein by counsel of its own choice; and Trustor will deliver, or cause to be delivered, to Beneficiary such instruments as may be requested by it from time to time to permit such participation. If the Property is taken or diminished in value, or if a consent settlement is entered, by or under threat of such proceeding, or in any other event, the award or settlement payable to Trustor by virtue of its interest in the Property shall be, and by these presents is, assigned, transferred and set over unto Beneficiary, and when paid shall be used at Beneficiary's sole option to be applied to the payment of any or all of the Secured Obligations, whether the same be then due or not and in such order or manner as Beneficiary may determine. Such application or release shall not cure or waive any default or notice of default hereunder or invalidate any act done pursuant to such notice.

    4. NO WAIVER. By accepting payment of any sum secured hereby after its due date, Beneficiary does not waive its right either to require prompt payment when due of all other sums so secured or to declare default as herein provided for failure so to pay.

    5. PARTIAL RECONVEYANCE, ETC. At any time, or from time to time, without liability therefor and without notice, upon written request of Beneficiary and presentation of this Deed of Trust and any note or notes included in the Loan Documents, for endorsement, and without affecting the personal liability of any person for payment of the indebtedness secured hereby or the effect of this Deed of Trust upon the remainder of the Property, Trustee may: reconvey any part of said property; consent in writing to the making of any map or plat thereof; join in granting any easement thereon; or join in any extension agreement or any agreement subordinating the lien or charge hereof.

    6. FULL RECONVEYANCE. Upon written request of Beneficiary stating that all Secured Obligations have been paid and upon surrender to the Trustee of this Deed of Trust and any note or notes included in the Loan Documents, for cancellation and retention and upon payment of its fees, Trustee shall reconvey, without warranty, the property then held hereunder. The recitals in such reconveyance of any matters or facts shall be conclusive proof of the truthfulness thereof. The grantee in any reconveyance may be described as "the person or persons legally entitled thereto".

    7. RELEASES. Without affecting the liability of any other person liable for the payment of the Secured Obligations, and without affecting the lien or charge of this Deed of Trust upon any property not then or theretofore released as security, for the full amount of all of the Secured Obligations, Beneficiary may from time to time, and without notice: release any person so liable, extend the maturity or alter any of the terms of any such obligation, or grant other indulgences, release or reconvey, or cause to be released or reconveyed at any time at Beneficiary's option any parcel or portion or all of the real property described herein, take or release any other or additional security for any obligation herein mentioned, and/or make compositions or other arrangements with debtors in relation thereto. If the Beneficiary at any time holds any additional security for any of the Secured Obligations, it may enforce the sale thereof or otherwise realize upon the same at its option, either before or concurrently with or after a sale is made hereunder.

    8. INSPECTIONS. Beneficiary is authorized by itself, its agents or workmen, at any time and from time to time, to enter at any time upon all or any part of the Property and the improvements thereon situated for the purpose of inspecting the same, and for the purpose of performing any of the acts it is authorized to perform under the terms of this Deed of Trust.

    9. ABSOLUTE ASSIGNMENT OF RENTS. Notwithstanding any provisions to the contrary contained in this Deed of Trust, Trustor hereby absolutely assigns to Beneficiary, during the continuance of these trusts, all of Trustor's rights and interests in all rents, issues and profits of the Property, and of any personal property located thereon, with or without taking possession of the Property or said personal property. Trustor hereby authorizes Beneficiary to collect the rents, issues and profits of the Property and to direct each tenant of the Property to pay all of the same for which such tenant is liable directly to Beneficiary; provided that so long as there is no default in any of the terms or conditions of this Deed of Trust or any of the Secured Obligations, Trustor shall have the privilege of continuing to manage the Property as owner and collecting and retaining the rents, issues and profits arising therefrom but only as they accrue and become payable, rendering such accounts thereof as may be required by Beneficiary. If there occurs a default in any of the terms or conditions of this Deed of Trust or of the Secured Obligations, Trustor's privilege of collecting the rents, issues and profits of the Property shall automatically cease, and Beneficiary may at its option, either directly or by a receiver appointed by a court, take any one or more the actions set forth in Paragraphs 12 and 13 below, and the other provisions hereof, without further notice or demand upon Trustor or any other person liable for the obligations secured hereby or having an interest in the Property, without regard to the adequacy of the security for the obligations secured hereby, with or without bringing any action or proceeding, with or without having recorded any notice of default and election to sell, and without limiting Beneficiary's other rights and remedies. After deducting from the rents, issues and profits collected by Beneficiary, all costs of maintenance and operation of the Property, and all attorneys' fees incurred by Beneficiary, and all other costs, fees and expenses incurred in connection therewith, Beneficiary may apply the balance of the amounts collected to all or any part of the Secured Obligations in such order and manner as Beneficiary may determine. Beneficiary's acceptance of rents, issues and profits hereunder shall not constitute a waiver of any other right which Trustee or Beneficiary may have under this Deed of Trust or applicable law. Beneficiary's receipt and application of such rents, issues and profits under this Paragraph, after the execution and delivery of a declaration of default and demand for sale, or during the pendency of a trustee's sale or foreclosure proceedings hereunder, shall not cure such default or affect such sale proceeding. Upon Beneficiary's delivery of a demand for rents, issues or profits to any tenants of the Property, such tenant is authorized to pay to Beneficiary the same for which it is obligated, without liability on the part of such tenant to make any inquiry into the existence of any default by Trustor. Beneficiary shall have the right to compromise any claim or set-off against rent which any tenant may assert pursuant to any of said leases and any such compromise shall be binding and enforceable against Trustor, unless Beneficiary acted in a grossly negligent and reckless manner, but, nothing contained in this paragraph shall require Beneficiary to take any action to compromise or settle any such claim. Trustor shall execute and deliver to Beneficiary such further documents and instruments and take such further actions as Beneficiary may require in order to effectuate or confirm the assignment and rights granted herein. Failure or discontinuance of Beneficiary at any time or from time to time to collect any such rents, issues and profits shall not in any way impair the subsequent enforcement by Beneficiary of the rights herein conferred upon it. Nothing contained herein, nor the exercise of any right, power or authority herein granted to Beneficiary shall be construed to be an affirmation by it of any tenancy, lease, or option, nor a subordination of the lien of this Deed of Trust to any such tenancy, lease or option. Trustor hereby further assigns to Beneficiary all prepaid rents and all moneys which may have been or may hereafter be deposited with Trustor by any lessee of the Property herein described or any part or portions thereof, to secure the payment of any rent, and upon default in the performance of any of the provisions hereof, Trustor agrees to deliver such rents and deposits to Beneficiary. Trustor agrees that under no circumstances and in no event, whether Beneficiary be in possession of any part or portion or the entirety of said Property, or not, will Beneficiary ever be deemed to have assumed any of the duties of a lessor under said leases or be responsible or owe any obligation to see to it that the Property produces revenue; nor will Beneficiary otherwise have any of the duties of a mortgagee in possession at any time or under any circumstances. Trustor covenants, warrants and agrees never to assert that Beneficiary has any such duties except under an express written agreement of assumption executed by Beneficiary hereafter. Trustor shall and does hereby agree to indemnify and to hold Beneficiary harmless from any liability, loss or damage which it might incur under any said lease or under or by reason of this assignment and from any claims and demands whatsoever which may be asserted against Beneficiary by reason of an alleged obligation or undertaking on Beneficiary's part to perform or discharge any of the terms, covenants or agreements contained in said leases. Trustor reserves the right, while Beneficiary is in possession of the Property, to propose leases or other revenue producing transactions to Beneficiary and Beneficiary agrees to consider same.

    10. PERSONAL PROPERTY SECURITY INTEREST. To the extent any property covered by this Deed of Trust consists of an interest in personal property covered by the California Uniform Commercial Code, this Deed of Trust constitutes a security agreement and is intended to create a security interest in such property in favor of Beneficiary. This Deed of Trust shall be self-operative with respect to such property, but Trustor shall execute and deliver on demand from Beneficiary one or more security agreements, financing statements and other instruments as Beneficiary may request in order to impose the lien hereof more specifically upon any such property, the terms and conditions thereof to be as required by Beneficiary, in Beneficiary's sole and absolute discretion. Without limiting the generality of the foregoing, as security and collateral for all of the Secured Obligations, Trustor grants Beneficiary a continuing security interest in all of Trustor's interest in all of the following types of property, whether now owned or hereafter acquired and wherever located (collectively, the "Collateral"), which are now or hereafter used or useful for or in connection with the ownership, design, planning, construction, development, use, operation, maintenance, or marketing of, or are otherwise related to, the Property: All accounts, contract rights, general intangibles, inventory, equipment, deposit accounts, documents, instruments, letters of credit, farm products, fixtures and chattel paper (as those terms are defined in the Uniform Commercial Code) including without limitation the following: (1) All deposits, advance payments, security deposits, and rental payments made by or on behalf of Trustor to others, or by others to Trustor, including (but not limited to) those relating to any or all of the following: management or operational services; marketing services; architectural, engineering, or design services; utility services; cleaning, maintenance, security, or repair services; rubbish or refuse removal services; sewer services; rental of furnishings, fixtures or equipment; parking; or any other service; (2) All reports, appraisals, drawings, plans, blueprints, studies, specifications, certificates of occupancy, building permits, grading permits, and other permits, surveys, licenses, consents, authorizations, utility installation and service agreements, management contracts, franchise agreements, rights and claims under insurance policies, rights to condemnation and other awards and governmental claims, tax refunds, goodwill, designs, customer lists, and all other rights, privileges and franchises, and all amendments, modifications, supplements, general conditions and addenda thereto; (3) All tradenames, trademarks, tradestyles, service marks, logos, letterheads, advertising symbols, goodwill, telephone numbers, advertising rights, negatives, prints, brochures, flyers, pamphlets and other media items; (4) All warranties and guaranties, whether written or oral, from any third party; (5) All legal and equitable claims, causes of action, and rights against architects, engineers, designers, contractors, subcontractors, suppliers, materialmen and any other party supplying labor, services, materials or equipment, directly or indirectly, in connection with the design, planning, construction, development, use, operation, maintenance, or marketing of all or part of the Property; (6) All funds, deposits and reserves at any time held by Beneficiary; (7) all rights in all litigation presently or hereafter pending for any cause or claim (whether in contract, tort or otherwise); and (8) All proceeds, insurance proceeds, and products of, and all additions, substitutions, accessions, accessories, replacements and improvements, to, any or all of the foregoing, and all guarantees of and security for any and all of the foregoing, and all books and records relating to any and all of the foregoing. Trustor agrees that all property of every nature and description, whether real or personal, covered by this Deed of Trust, together with all personal property covered by the security interest granted hereby, in the Loan Documents or as contained in other instruments executed or to be executed by Trustor, may, at Beneficiary's option, be deemed to be encumbered as one unit, and that, upon the occurrence of any event of default, this Deed of Trust and such security interest, at Beneficiary's option, may be foreclosed or sold in the same proceeding, or in separate proceedings, judicial or non-judicial. The filing of any financing statement relating to any personal property or rights or interest generally or specifically described herein shall not be construed to diminish or alter any of Beneficiary's rights or priorities hereunder.

    11. EVENTS OF DEFAULT; ACCELERATION. In addition to all other rights and remedies of Beneficiary set forth in this Deed of Trust, or which it otherwise has, under the other Loan Documents or any security or other agreement heretofore, now or hereafter entered into between Trustor and Beneficiary, or at law or in equity, all of the Secured Obligations shall immediately become due and payable, irrespective of the maturity dates expressed in any note or agreement evidencing the same, at the option of the Beneficiary, and without demand or notice, upon the happening of any one or more of the following events, any one of which shall constitute a default and event of default hereunder:
(i) any default or Event of Default shall occur under, or as defined in, any of the Loan Documents; or (ii) any sale, lease (except for tenant leases entered into in the ordinary course of business for a period of not more than 3 years), transfer, or encumbrance of the Property or any portion thereof or interest therein or any personal property in which Beneficiary has a security interest (other than a sale of obsolete or worn out personal property which is being replaced), or any agreement to do any of the foregoing, without the prior written consent of Beneficiary being first obtained; or (iii) any divestment of the title of any Trustor to the Property, or any part thereof, or any interest therein, in any manner whatsoever, whether voluntary or involuntary; or (iv) any of the Property shall be subject to any abatement proceeding. In addition to the foregoing, an Event of Default shall be deemed to occur if an aggregate of more than * of the stock of Trustor is transfered in any one or more related or unrelated transactions. Upon presentation of a signed statement by Beneficiary setting forth facts showing that one or more of the foregoing events has occurred, Trustee is authorized to accept as true and conclusive such statement and all facts contained therein and to act on such statement in such manner as it deems appropriate. No specification herein of an event which constitutes a default and event of default hereunder shall limit any provision of any other Loan Document specifying that an event is a default or event of default thereunder, whether or not the events so specified are similar. Without limiting Beneficiary's other rights and remedies, upon the occurrence of any default or Event of Default, the interest rate on the Secured Obligations shall increase by an additional 5% per annum until such default has been cured.

    *50%

    12. DECLARATION OF DEFAULT AND SALE. In addition to all other rights and remedies of Beneficiary set forth in this Deed of Trust, or at law or in equity, upon the occurrence of any of the foregoing events of default set forth in Paragraph 11, above, Beneficiary shall have the option to execute and deliver to Trustee a written declaration of default and demand for sale and written notice of default and election to cause to be sold the Property, and, in such event, shall surrender to Trustee this Deed of Trust, any note or notes included in the Loan Documents, and all documents evidencing any expenditures hereunder. Thereafter such notice of default and election to cause the Property to be sold shall be duly filed for record. Beneficiary, from time to time before Trustee's Sale, may rescind any such notice by executing and delivering to Trustee a written notice of such rescission, which notice, when recorded, also shall constitute a cancellation of any prior declaration of default and demand for sale. The exercise by Beneficiary of such right of rescission shall not constitute a waiver of any breach or default then existing or subsequently occurring, or impair the right of Beneficiary to execute and deliver to Trustee, as above provided, other declarations of default and demand for sale, and notices of breach or default, and of election to cause to be sold the Property to satisfy the obligations hereof, nor otherwise affect any provision, covenant or condition of said note or notes or this Deed of Trust or any other Loan Documents or any of the rights, obligations or remedies of the parties thereunder. After the lapse of such time as may then be required by law after recordation of notice of default and election to sell, without demand on Trustor, Trustee, first having given notice of sale as then required by law, may sell the Property at the time and place of sale fixed by it in the notice of sale, either in separate parcels or as a whole, and in such order as Beneficiary may determine, at public auction to the highest bidder for cash in lawful money of the United States of America, payable at time of sale. Trustee may (and, upon request by Beneficiary, shall) postpone sale of all or any portion of the Property by public announcement at such time and place of sale, and from time to time thereafter may postpone such sale by public announcement at the time fixed by the preceding postponement. Without further notice Trustee may make such sale at the time to which the same shall have been so postponed. Trustee shall deliver to the purchaser at any such sale its Deed conveying the property so sold, but without any covenant or warranty, express or implied, and the recitals in such deed or deeds of any matters or facts affecting the regularity or validity of said sale shall be conclusive proof of the truthfulness thereof; and such deed or deeds shall be conclusive against all persons as to all matters or facts therein recited. Any person, including Trustor, Trustee, or Beneficiary may purchase at such sale. If, for any reason, Trustor is in possession of the Property at the time of such sale, Trustor shall immediately surrender possession of the Property to the purchaser thereof, without demand. Trustee shall apply the proceeds of any such sale to payment of: (a) all reasonable costs, fees, charges, and expenses of Trustee and of these trusts, fees of any attorneys employed by Trustee and/or Beneficiary pursuant to the provisions hereof, or in connection herewith, Trustee's fees in connection with sale, and all expenses of sale, including the cost of procuring guarantee or evidence of title in connection with the sale proceedings; (b) the Secured Obligations and all other sums then secured hereby, including without limitation all sums advanced or expended under the terms hereof and not then repaid, the amount unpaid on any additional sums borrowed in accordance with the provisions hereof, the interest on each of the foregoing items, all in such manner and order of priority or preference as the Beneficiary may in its sole and absolute discretion determine; (c) the remainder, if any, to the person or persons legally entitled thereto, upon proof satisfactory to the Trustee of such right.

    13. ADDITIONAL RIGHTS. In addition to all other rights and remedies of Beneficiary set forth in this Deed of Trust, or at law or in equity, upon the occurrence of any of the foregoing events of default set forth in Paragraph 11, above, Beneficiary, either directly or by a receiver appointed by a court, may at its option do any or all of the following, without notice to or demand upon Trustor, without regard to the adequacy of the security for the obligations secured hereby, without bringing any action or proceeding, and without having given or recorded a notice of default and election to sell: (a) enter into possession and hold, occupy, possess and enjoy the Property; (b) make, cancel, enforce or modify leases pertaining to the Property; (c) obtain and eject tenants; (d) set or modify rents; (e) collect all or any part of the rents, issues and profits of the Property; (f) do all acts respecting the Property as Beneficiary (or such receiver) may deem appropriate or necessary to preserve its value; and (g) apply any funds in the possession of the Beneficiary (or such receiver), after deducting the expenses of maintenance and operation of the Property which may be incurred, to the payment of any obligations secured hereby, in such order as Beneficiary may determine. If Beneficiary elects to seek the appointment of a receiver, Trustor hereby irrevocably, unconditionally and expressly consents to the appointment of such receiver, without regard to the adequacy of the security for the obligations secured hereby, and waives any requirement of bond or other security.

    14. OTHER SECURITY. Trustee and Beneficiary, and each of them, shall be entitled to enforce payment and/or performance of any indebtedness or obligations secured hereby and to exercise all rights and powers under this Deed of Trust or under any other agreement or any laws now or hereafter in force, notwithstanding some or all of the said indebtedness and obligations secured hereby are now or shall hereafter be otherwise secured, whether by mortgage, deed of trust, pledge, lien, assignment or otherwise. Neither the acceptance of this Deed of Trust nor its enforcement whether by court action or pursuant to the power of sale or other powers herein contained, shall prejudice or in any manner affect Trustee's or Beneficiary's right to realize upon or enforce any other security now or hereafter held by Trustee or Beneficiary, it being agreed that Trustee and Beneficiary, and each of them, shall be entitled to enforce this Deed of Trust and any other security now or hereafter held by Beneficiary or Trustee in such order and manner as they or either of them may in their uncontrolled discretion determine.

    15. REPRESENTATIONS AND WARRANTIES. Trustor and each signatory who signs on its behalf hereby jointly and severally represents and warrants as follows:

    (a) That Trustor is a corporation duly formed, validly existing and in good corporate standing under the laws of the jurisdiction of its incorporation and with power to (i) incur the indebtedness evidenced by the Loan Documents;
(ii) grant this Deed of Trust; and (iii) enter into the other Loan Documents and all other instruments executed and delivered to Beneficiary concurrently herewith;

    (b) That this Deed of Trust, the Loan Documents and all other instruments executed and delivered to Beneficiary concurrently herewith were executed in accordance with the requirements of law and in accordance with any requirements of Trustor's articles of incorporation, and any amendments thereto;

    (c) That the execution by Trustor of this Deed of Trust, the Loan Documents, and all other instruments executed and delivered to Beneficiary concurrently herewith, and the full and complete performance by Trustor of the provisions thereof, is authorized by Trustor's bylaws and by appropriate resolution of Trustor's board of directors and will not result in any breach of, or constitute a default under, or result in the creation of any lien, charge or encumbrance (other than those contained herein or in any instrument delivered to Beneficiary concurrently herewith) upon any property or assets of Trustor under either the articles of incorporation or bylaws of Trustor or any indenture, mortgage, Deed of Trust, bank loan or credit agreement or other instrument or agreement to which Trustor is a party or by which Trustor or its property is bound;

    (d) That save and except for taxes and assessments which are to be paid by Trustor as specified herein, Trustor will not create or suffer or permit to be created, subsequent to the date of the execution and delivery of this Deed of Trust, any other lien or encumbrance upon the Property whether or not superior hereto;

    (e) That as of the date of execution of this Deed of Trust it is the legal owner of the Property, and no tenant or other person has any option or right of any kind to purchase or lease the Property or any part thereof.

    16. APPLICATION OF PROCEEDS OF INSURANCE. If the proceeds of the insurance described in Paragraph 1.2 above are to be used for restoration, repair or replacement of the Property (hereinafter referred to as the "Work"), such proceeds shall be paid out by Beneficiary from time to time to Trustor (or, at the option of Beneficiary, jointly to Trustor and the persons furnishing labor and/or material incident to the Work or directly to such persons) as the Work progresses, subject to the following conditions: (a) if the cost of the Work estimated by Beneficiary shall exceed * , prior to the commencement thereof (other than Work to be performed on an emergency basis to protect the Property or prevent interference therewith), (i) an architect or engineer, approved by Beneficiary, shall be retained by Trustor (at Trustor's expense) and charged with the supervision of the Work, and (ii) Trustor shall have prepared, submitted to Beneficiary and secured Beneficiary's written approval of the plans and specifications for such Work; (b) each request for payment by Trustor shall be made on ten (10) days' prior written notice to Beneficiary and shall be accompanied by a certificate to be executed by the architect or engineer supervising the Work (if one is required pursuant to subparagraph (a) above), otherwise by Trustor or an executive officer or general partner of Trustor, stating, among such other matters as may be reasonably required by Beneficiary, that: (i) all of the Work completed has been done in compliance with the approved plans and specifications (if any be required pursuant hereto); (ii) the sum requested is justly required to reimburse Trustor for payments by Trustor to, or is justly due to, the contractor, subcontractors, materialmen, laborers, engineers, architects or other persons rendering services or materials for the Work (giving a description of such services and materials); (iii) when added to all sums previously paid out by Trustor, the sum requested does not exceed the value of the Work done to the date of such certificate; and (iv) the amount of insurance proceeds remaining in the hands of Beneficiary when combined with the Trustor's funds, if any, to be utilized for payment of the Work will be sufficient on completion of the Work to pay for the same in full (giving, in such reasonable detail as the Beneficiary may require, an estimate of the cost of such completion); (c) each request shall be accompanied by waivers of lien, satisfactory in form and substance to Beneficiary, covering that part of the Work for which payment or reimbursement is being requested; (d) there has not occurred any event of default since the hazard, casualty or contingency giving rise to payment of the insurance proceeds; (e) in the case of the request for the final disbursement, such request is accompanied by a copy of any Certificate of Occupancy or other certificate required by any legal requirement to render occupancy of the damaged portion of the Property lawful; and (f) if, in Beneficiary's judgment, based upon the estimate described above the amount of such insurance proceeds will not be sufficient to complete the Work (which determination may be made prior to or during the performance of the Work), Trustor shall deposit with Beneficiary, immediately upon a request therefor, an amount of money in an amount which, when added to such insurance proceeds, will be sufficient, in Beneficiary's judgment, to complete the Work. If, upon completion of the Work, any portion of the insurance proceeds has not been disbursed to Trustor (or one or more of the other aforesaid persons) incident thereto, Beneficiary may, at Beneficiary's sole option, disburse such balance to Trustor or apply such balance toward the payment of the Secured Obligations. Beneficiary shall have the right to withhold from each such disbursement ten percent (10%) (or such greater amount, if permitted or required by any legal requirement) of the amount otherwise herein provided to be disbursed, and to continue to withhold such sum, until the time permitted for perfecting liens against the Property has expired (or such longer period of time as permitted or required by any legal requirement), at which time the amount withheld shall be disbursed to Trustor (or to Trustor and any person or persons furnishing labor and/or material for the Work or directly to such persons). Notwithstanding anything here to the contrary, Beneficiary shall, without limiting its other rights and remedies, have the right to apply the whole or any part of such insurance proceeds to the Secured Obligations at any time upon the occurrence of any event of default.

    *$150,000

    17. INUREMENT. This Deed of Trust applies to, inures to the benefit of, and binds all parties hereto, their heirs, legatees, devisees, administrators, executors, successors and assigns. The term "Beneficiary" shall include not only the original Beneficiary hereunder but also any future owner and holder, including pledgees, of the note or notes secured hereby.

    18. SEPARATE PROPERTY. Each married person who joins in executing this Deed of Trust and any note or notes secured thereby, hereby agrees and expressly assents to the liability of his or her separate property for all his or her debts and obligations herein mentioned. Such assent, however, shall not be deemed to create a present lien or encumbrance upon any of his or her separate property not described herein.

    19. INVALIDITY. If any provision hereof should be held unenforceable or void, in whole or in part, then such unenforceable or void provision or part shall be deemed separable from the remaining provisions and shall in no way affect the validity of this Deed of Trust.

    20. ACCEPTANCE; SUBSTITUTION OF TRUSTEE. Trustee accepts these Trusts when this Deed of Trust, duly executed and acknowledged is made a public record as provided by law. Beneficiary may substitute the Trustee hereunder from time to time by an instrument in writing in any manner now or hereafter provided by law. Such writing, upon recordation, shall be conclusive proof of proper substitution of such successor trustee or trustees, who shall thereupon and without conveyance from the predecessor trustee, succeed to all its title, estate, rights, powers and duties.

    21. WAIVERS. Trustor waives any requirements of presentment, demands for payment, notices of nonpayment or late payment, protest, notices of protest, notices of dishonor, and all other formalities. Trustor waives all rights or privileges it might otherwise have to require Trustee or Beneficiary to proceed against or exhaust the assets encumbered hereby or by any other security document or instrument securing the Secured Obligations or to proceed against any guarantor, or to pursue any other remedy available to Beneficiary in any particular manner or order under the legal or equitable doctrine or principle of marshalling or suretyship and further agrees that Trustee or Beneficiary may proceed against any or all of the assets encumbered hereby or by any other security document or instrument securing the Secured Obligations in the event of default in such order and manner as Beneficiary in its sole discretion may determine.

    22. NO NOTICE. Trustee shall be under no obligation to notify any party hereto of any action or proceeding of any kind in which Trustor, Beneficiary and/or Trustee shall be a party, unless brought by Trustee, or of any pending sale under any other Deed of Trust.

    23. CONSTRUCTION. In this Deed of Trust, whenever the context so requires, the masculine gender includes the feminine and/or neuter, and the singular number includes the plural. The term "and/or" as used herein shall mean one or the other or both or any one or all of the things or persons referred to.

    24. STATEMENTS. For any statement regarding the obligations secured hereby, a charge, which Trustor agrees to pay, may be made in an amount not exceeding the maximum allowed by law at the time any such statement is requested.

    25. WAIVER OF STATUTE OF LIMITATIONS. The right to plead any and all statutes of limitations as a defense to any of the Secured Obligations is hereby waived by Trustor.

    26. WAIVER OF RIGHT TO JURY TRIAL. BENEFICIARY AND TRUSTOR EACH HEREBY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO: (I) THIS DEED OF TRUST; OR (II) ANY OTHER PRESENT OR FUTURE INSTRUMENT OR AGREEMENT BETWEEN BENEFICIARY AND TRUSTOR; OR
(III) ANY CONDUCT, ACTS OR OMISSIONS OF BENEFICIARY OR TRUSTOR OR ANY OF THEIR DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, ATTORNEYS OR ANY OTHER PERSONS AFFILIATED WITH BENEFICIARY OR TRUSTOR; IN EACH OF THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE.

    27.  IRREVOCABLE.  The trust created hereby is irrevocable by the Trustor.

    28. COPY OF NOTICE. The undersigned Trustor requests that a copy of any Notice of Default and any notice of sale hereunder be mailed to him at his mailing address hereinbefore set forth.

    29. TIME OF THE ESSENCE. Time of each payment and performance of each of Trustor's obligations pursuant to this Deed of Trust, the Loan Documents and each other instrument or obligation of Trustor secured hereby is specifically declared to be of the essence.

    30. INDEMNITY. Trustor hereby agrees to defend, indemnify and hold Beneficiary free and harmless from and against any and all costs, damages, fees, expenses, loss, claims, judgments and liability, including but not limited to, attorneys' fees and court costs, which Beneficiary may sustain or incur, based upon, related to, or arising out of this Deed of Trust or any other Loan Documents or their enforcement (whether or not any lawsuit be brought, other than those resulting from Beneficiary's own gross negligence or willful misconduct).

    31. RIGHTS CUMULATIVE. All rights and remedies of Beneficiary provided for herein are cumulative and shall be in addition to all other rights and remedies provided in the other Loan Documents, or at law or in equity.

    32. INTEGRATION. This Deed of Trust and the Loan Documents set forth in full the terms of the agreement between the parties and the same may not be modified or amended except by a writing signed by the party against whom enforcement is sought.

    33. GOVERNING LAW. This Deed of Trust shall be governed by and construed in accordance with the laws of the State of California.

                                      Trustor:

                                       QAD, INC.


                                       By
                                         ----------------------------------
                                       Title
                                            -------------------------------


                                       By
                                         ----------------------------------
                                       Title
                                            -------------------------------

STATE OF CALIFORNIA          )
                             ) ss.
COUNTY OF ________________   )


    On _____________________, 1996, before me,_______________________________
____________________________________________, Notary Public, personally appeared
____________________________________________________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

    Witness my hand and official seal.

              _______________________________

                             (Seal)

                  [Legal description of Property omitted]